Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 10,357.50
Total Fee Amount	10,357.50
Total Transaction Valuation	75,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00